UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2010

EZCORP, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19424 (Commission File Number)	74-2540145 (IRS Employer Identification No.)
1901 Capital Parkway, Austin, Texas 78746
(Address of principal executive offices) (zip code)
Registrant’s telephone number, including area code: (512) 314-3400
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
On January 21, 2010, EZCORP, Inc. issued a press release announcing its results of operations and financial condition for the first fiscal quarter ended December 31, 2009 and increasing annual earnings guidance. A copy of that press release is attached as Exhibit 99.1.
The information set forth under this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing made by EZCORP under the Securities Act of 1933 or the Securities Exchange Act of 1934.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1	Press Release, dated January 21, 2010, announcing EZCORP, Inc.’s results of operations and financial condition for the first fiscal quarter ended December 31, 2009 and increasing annual earnings guidance
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EZCORP, INC.
Date: January 21, 2010	By:	/s/ Daniel M. Chism
Daniel M. Chism
Vice President and Chief Accounting Officer

     EXHIBIT INDEX

Exhibit
No.	Description of Exhibit

99.1	Press Release, dated January 21, 2010, announcing EZCORP, Inc.’s results of operations and financial condition for the first fiscal quarter ended December 31, 2009 and increasing annual earnings guidance

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